SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 4, 1996


                          CNL INCOME FUND XVII, LTD.
              (Exact Name of Registrant as Specified in Charter)


            Florida                  33-90998              59-3295393
    (State or other juris-   (Commission File Number)     (IRS Employer
   diction of incorporation)                           Identification No.)


             400 East South Street, Suite 500               32801
                     Orlando, Florida                    (Zip Code)
         (Address of principal executive offices)


      Registrant's telephone number, including area code:  (407) 422-1574





ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

              Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         STATUS OF THE OFFERING

         Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995 (the "Registration Statement"), CNL Income Fund XVII, Ltd. ("CNL XVII") and CNL Income Fund XVIII, Ltd. ("CNL XVIII"), limited partnerships with the same general partners and investment objectives, registered for sale an aggregate of $65,000,000 of units of limited partnership interest (the "Units") (6,500,000 Units at $10 per Unit). The first 3,000,000 Units ($30,000,000)
were for CNL XVII, and the remaining Units are for CNL XVIII. The offering of Units of CNL XVII terminated on September 19, 1996, at which time subscriptions for an aggregate 3,000,000 Units ($30,000,000), including Units sold pursuant to the Reinvestment Plan, had been received and 1,602 subscribers had been admitted as Limited Partners in accordance with the Partnership Agreement of CNL XVII.

         As stated in the Registration Statement, including the Prospectus which constitutes a part thereof, as supplemented and amended, the proceeds of the offering of Units are to be used to acquire restaurant properties to be leased primarily to operators of national and regional fast-food, family-style, and casual dining restaurant chains (the "Properties"), to pay expenses in connection with the offering of Units and to pay partnership organizational costs.

         ACQUISITION OF PROPERTIES

         From August 8, 1996 through December 11, 1996, CNL XVII acquired four Properties, including one Property as tenants-in-common with an Affiliate of the General Partners which consists of land and building and three Properties which consist of land and building. The Properties are two Boston Market Properties (one in each of Fayetteville, North Carolina, and Long Beach, California), an Arby's Property (in Plainfield, Indiana), and a Burger King Property (in Lyons, Illinois).

         The Boston Market Properties in Fayetteville, North Carolina, and Long Beach, California, were acquired from an Affiliate of CNL XVII. The Affiliate had purchased and temporarily held title to these Properties in order to facilitate the acquisition of the Properties by CNL XVII. The Property in Fayetteville, North Carolina, was acquired as tenants-in-common with an Affiliate of the General Partners. The Property in Long Beach, California, was acquired as a wholly owned Property by CNL XVII. The purchase prices paid by CNL XVII, and in the case of the tenancy-in-common, CNL XVII and an Affiliate of the General Partners, represented actual costs incurred by the Affiliate who originally had purchased and temporarily held title to these Properties, to acquire the Properties, including closing costs.

         In connection with the purchase of each of these four Properties, CNL XVII, as lessor, entered into a long-term lease agreement with an unaffiliated lessee. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. Upon termination of the lease, the lessee will surrender possession of the Property to CNL XVII, together with any improvements made to the Property during the term of the lease.

         For the Property that is to be constructed, CNL XVII has entered into development and indemnification and put agreements with the lessee.

         The following table sets forth the location of the four Properties acquired by CNL XVII between August 8, 1996 and December 11, 1996, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.



                                            PROPERTY ACQUISITIONS
                                From August 8, 1996 through December 11, 1996


                                                          Lease Expira-
Property Location and          Purchase        Date          tion and        Minimum                             Option
Competition                    Price (1)    Acquired    Renewal Options   Annual Rent (2)   Percentage Rent   To Purchase
---------------------        ------------   --------    ---------------   ---------------   ---------------   -----------
BOSTON MARKET (5)            $963,657       10/04/96    06/2011; five     $96,403 (7);      for each lease    at any time
(the "Fayetteville           (excluding                 five-year         increases to      year after the    after the
Property")                   closing                    renewal options   10.81% of total   fifth lease       fifth lease
Existing restaurant          costs) (6)                                   cost during the   year, (i) 5% of   year
                                                                          third through     annual gross
The Fayetteville Property                                                 fifth lease       sales minus (ii)
is located on a pad site in                                               years, 11.55% of  the minimum
the Cross Pointe Centre                                                   total cost        annual rent for
Shopping Center, which is                                                 during the sixth  such lease year
located on the east side of                                               through tenth
Skibo Road in Fayetteville,                                               lease years, and
Cumberland County, North                                                  12.71% of total
Carolina, in an area of                                                   cost during the
primarily retail and                                                      eleventh through
commercial development.                                                   fifteenth lease
Other fast-food and family-                                               years
style restaurants located
in proximity to the
Fayetteville Property
include two McDonald's, a
Burger King, a Taco Bell,
an Arby's, a Hardee's, a
KFC, a Subway Sandwich
Shop, a Chick-Fil-A, a
Golden Corral, a Ruby
Tuesday's, a Shoney's, a
Lone Star Steakhouse, a
Chili's, and several local
restaurants.

ARBY'S                       $807,719       10/25/96    10/2016; two      $82,791;          for each lease    during the
(the "Plainfield Property")  (excluding                 five-year         increases by      year, (i) 4% of   seventh and
Existing restaurant          closing                    renewal options   4.14% after the   annual gross      tenth lease
                             costs)                                       third lease year  sales minus (ii)  years only
The Plainfield Property is                                                and after every   the minimum
located on the east side of                                               three years       annual rent for
Gateway Drive and the west                                                thereafter        such lease year
side of State Road 267 in                                                 during the lease  (8)
Plainfield, Hendricks                                                     term
County, Indiana, in an area
of primarily agricultural
and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Plainfield
Property include a Wendy's,
a McDonald's, a Frisch's
Big Boy, a Steak and Shake,
a Cracker Barrel, a Subway
Sandwich Shop, and several
local restaurants.

BURGER KING                  $849,605       11/13/96    11/2016; two      11% of Total      for each lease    None
(the "Lyons Property")       (excluding                 five-year         Cost (4)          year, (i) 8.5%
Restaurant to be             closing and                renewal options                     of annual gross
constructed                  development                                                    sales minus (ii)
                             costs (3)                                                      the minimum
The Lyons Property is                                                                       annual rent for
located at the northwest                                                                    such lease year
corner of Ogden Avenue and
First Avenue in Lyons, Cook
County, Illinois, in an
area of primarily retail,
commercial, and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Lyons
Property include a
McDonald's and several
local restaurants.

BOSTON MARKET                $619,813       12/05/96    06/2011; five     $90,262;          for each lease    at any time
(the "Long Beach Property")  (excluding                 five-year         increases to      year after the    after the
Existing restaurant          closing                    renewal options   10.81% of total   fifth lease       fifth lease
                             costs) (9)                                   cost during the   year, (i) 4% of   year
The Long Beach Property is                                                third through     annual gross
located on the southeast                                                  fifth lease       sales minus (ii)
corner of Atlantic Avenue                                                 years, 11.55% of  the minimum
and Roosevelt Boulevard, in                                               total cost        annual rent for
Long Beach, Los Angeles                                                   during the sixth  such lease year
County, California, in an                                                 through tenth
area of primarily retail,                                                 lease years, and
commercial, and residential                                               12.71% of total
development.  Other fast-                                                 cost during the
food and family-style                                                     eleventh through
restaurants located in                                                    fifteenth lease
proximity to the Long Beach                                               years
Property include two KFC's,
two Taco Bell's, a Jack in
the Box, an Arby's, a
Denny's, a McDonald's, and
several local restaurants.



FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the Properties acquired, and for the construction Property, once the building is constructed, is set forth below:

      Property                      Federal Tax Basis
      --------                      -----------------

      Fayetteville Property (5)         $537,000
      Plainfield Property                492,000
      Lyons Property                     641,000
      Long Beach Property                311,000

(2) Minimum annual rent for each of the Properties became payable on the effective date of the lease, except as indicated below. For the Lyons Property, minimum annual rent will become due and payable on the Possession Date, which is March 1, 1997. For this Property, "interim rent" equal to 11 percent per annum of the amount funded by CNL XVII in connection with the purchase and construction of the Property shall accrue prior to the Possession Date and shall be payable in a single lump sum at the time of final funding of the construction costs.

(3) The development agreement for the Property which is to be constructed, provides that construction must be completed no later than the date set forth below. The maximum cost to CNL XVII (including the purchase price of the land, development costs (if applicable), and closing and acquisition costs) is not expected to, but may, exceed the amount set forth below:

                             Estimated                Estimated Final
      Property               Maximum Cost             Completion Date
      --------               ------------             ---------------

      Lyons Property         $1,409,091               March 1, 1997

(4) The "Total Cost" is equal to the sum of (i) the purchase price of the Property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement.

(5) CNL XVII acquired an approximate 20 percent interest in the Property in Fayetteville, North Carolina, as tenants-in-common with an Affiliate of the General Partners. Amount presented represents full cost of the Property.

(6) CNL XVII purchased an approximate 20 percent interest in the Property in Fayetteville, North Carolina, as tenants-in-common with an Affiliate of the General Partners for $190,130.

(7) CNL XVII's minimum annual rent for the approximate 20 percent interest in the Property in Fayetteville, North Carolina, as tenants-in-common with an Affiliate of the General Partners is $19,020.

(8) Percentage rent shall be calculated on a calendar year basis (January 1 to December 31).

(9) CNL XVII has committed to pay $899,646, including development costs. Of the total amount committed, $618,813 was paid at closing.




                                   PRO FORMA ESTIMATE OF TAXABLE INCOME OF
                                         CNL INCOME FUND XVII, LTD.
                  GENERATED FROM THE OPERATIONS OF PROPERTIES ACQUIRED FROM AUGUST 8, 1996
                                          THROUGH DECEMBER 11, 1996
                                      FOR A 12-MONTH PERIOD (UNAUDITED)


      The following schedule represents pro forma unaudited estimates of taxable income of each Property acquired by CNL XVII from August 8, 1996 through December 11, 1996, for the 12-month period commencing on the date of the inception of the respective lease on such Property.  The schedule should be read in light of the accompanying footnotes.

      These estimates do not purport to present actual or expected operations of CNL XVII for any period in the future.  These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.  No single lessee or group of affiliated lessees lease Properties with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of CNL XVII.

                                         Boston Market           Arby's       Burger King   Boston Market
                                      Fayetteville, NC (6)   Plainfield, IN    Lyons, IL    Long Beach, CA
                                      --------------------   --------------   -----------   --------------
Pro Forma Estimate
  of Taxable Income:

Base Rent (1)                               $ 19,020           $ 82,791         $153,200      $ 90,262

Management Fees (2)                             (190)              (828)          (1,532)         (903)

General and Administrative
  Expenses (3)                                  (951)            (4,140)          (7,660)       (4,513)
                                            --------           --------         --------      --------

Estimated Cash Available from
  Operations                                  17,879             77,823          144,008        84,846

Depreciation Expense (4)                      (2,651)           (12,300)         (16,030)       (7,781)
                                            --------           --------         --------      --------

Pro Forma Estimate of Taxable
  Income of CNL XVII                        $ 15,228           $ 65,523         $127,978      $ 77,065
                                            ========           ========         ========      ========


                                                See Footnotes






                                             Total
                                            --------
Pro Forma Estimate
  of Taxable Income:

Base Rent (1)                               $345,273

Management Fees (2)                           (3,453)

General and Administrative
  Expenses (3)                               (17,264)
                                            --------

Estimated Cash Available from
  Operations                                 324,556

Depreciation Expense (4)                     (38,762)
                                            --------

Pro Forma Estimate of Taxable
  Income of CNL XVII                        $285,794
                                            ========





FOOTNOTES:

(1) Base rent does not include percentage rents which become due if specified levels of gross receipts are achieved.

(2) The Properties will be managed pursuant to a management agreement between CNL XVII and an Affiliate of the General Partners, pursuant to which the Affiliate will receive an annual management fee in an amount equal to one percent of the gross revenues that CNL XVII earns from its Properties.

(3) Estimated at five percent of gross rental income based on the previous experience of Affiliates of the General Partners with 16 public limited partnerships which own properties similar to that owned by CNL XVII.

(4) The estimated federal tax basis of the depreciable portion (the building portion) of the Properties has been depreciated on the straight-line method over 40 years.

(5) The development agreement for the Property which is to be constructed, provides that construction must be completed no later than the date set forth below:

      Property                Estimated Final Completion Date
      --------                -------------------------------

      Lyons Property          March 1, 1997

(6) Represents CNL XVII's approximate 20 percent interest in income and expenses relating to the Property in Fayetteville, North Carolina, acquired as tenants-in-common with an Affiliate of the General Partners.




ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

            Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            Not applicable.

ITEM 5.     OTHER EVENTS.

            Not applicable.

ITEM 6.     RESIGNATION OF REGISTRANT'S GENERAL PARTNERS.

            Not applicable.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.




                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)


                         INDEX TO FINANCIAL STATEMENTS
                         -----------------------------


                                                                       Page
                                                                       ----

Pro Forma Financial Information (unaudited):

   Pro Forma Balance Sheet as of September 30, 1996                    12

   Pro Forma Statement of Income for the
     nine months ended September 30, 1996                              13

   Pro Forma Statement of Income for the
     period February 10, 1995 (Date of
     Inception) through December 31, 1995                              14

   Notes to Pro Forma Financial Statements
     for the nine months ended September 30,
     1996 and the period February 10, 1995
     (Date of Inception) through December 31, 1995                     15







                        PRO FORMA FINANCIAL INFORMATION


      The following Pro Forma Balance Sheet of CNL Income Fund XVII, Ltd. ("CNL XVII") gives effect to (i) property acquisition transactions from inception through September 30, 1996, including the receipt of $29,903,675 in gross offering proceeds from the sale of 2,990,368 units of limited partnership interest (the "Units") pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995, and the application of such funds to acquire 19 properties, two of which were under construction at September 30, 1996, and to pay organizational and offering expenses, acquisition fees, and miscellaneous acquisition expenses,
(ii) the receipt of $96,325 in gross offering proceeds from the sale of 9,632 additional Units during the period October 1, 1996 through December 11, 1996, and (iii) the application of such funds and $6,122,038 of cash and cash equivalents at September 30, 1996, to purchase four additional properties, including one property acquired as tenants-in-common with an affiliate of the general partners, acquired during the period October 1, 1996 through December 11, 1996, one of which is under construction, to pay additional construction costs for the two properties under construction at September 30, 1996, and to pay offering expenses, acquisition fees, and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Balance Sheet as of September 30, 1996, includes the transactions described in (i) above, from its historical balance sheet, adjusted to give effect to the transactions in (ii) and (iii) above, as if they had occurred on September 30, 1996.

      The Pro Forma Statements of Income for the nine months ended September 30, 1996 and the period February 10, 1995 (date of inception) through December 31, 1995, include the historical operating results of the properties described in (i) above from the dates of their acquisitions, plus operating results for three of the 23 properties that were wholly owned by CNL XVII or held as tenants-in-common with an affiliate of the general partners as of December 11, 1996, and had a previous rental history prior to CNL XVII's acquisition of such property, from (A) the later of (1) the date the property became operational as a rental property by the previous owner or (2) November 4, 1995 (the date CNL XVII became operational), to (B) the earlier of (1) the date the property was acquired by CNL XVII or (2) the end of the pro forma period presented. No pro forma adjustments have been made to the Pro Forma Statements of Income for the remaining 20 properties owned by CNL XVII as of December 11, 1996, due to the fact that these properties did not have a previous rental history.

      This pro forma financial information is presented for informational purposes only and does not purport to be indicative of CNL XVII's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma financial information should not be viewed as predictive of CNL XVII's financial results or conditions in the future.






                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                       UNAUDITED PRO FORMA BALANCE SHEET
                              SEPTEMBER 30, 1996



                                                    Pro Forma
            ASSETS                  Historical     Adjustments     Pro Forma
                                    -----------  ---------------  -----------

Land and buildings on operating
  leases, less accumulated
  depreciation (c)                  $17,291,664   $3,298,325 (a)  $20,589,989
Net investment in direct
  financing leases (c)                1,934,015      376,548 (a)    2,310,563
Investment in joint venture                  -       200,821 (b)      200,821
Cash and cash equivalents             9,407,094   (5,931,545)(a)
                                                    (190,493)(b)    3,285,056
Receivables                              65,423                        65,423
Prepaid expenses                          8,350                         8,350
Organization costs, less
  accumulated amortization                8,191                         8,191
Accrued rental income                    69,918                        69,918
Other assets                            443,404     (184,658)(a)
                                                     (10,328)(b)      248,418
                                    -----------  -----------      -----------

                                    $29,228,059  $(2,441,330)     $26,786,729
                                    =========== ============      ===========

LIABILITIES AND
  PARTNERS' CAPITAL

Accounts payable                    $     1,826                   $     1,826
Accrued construction costs
  payable                             2,488,641  $(2,488,641)(a)           -
Distributions payable                   349,912                       349,912
Due to related parties                   67,333      (40,345)(a)       26,988
Rents paid in advance                   119,398                       119,398
                                    -----------  -----------      -----------
    Total liabilities                 3,027,110   (2,528,986)         498,124

Partners' capital                    26,200,949       87,656 (a)   26,288,605
                                    -----------  -----------      -----------

                                    $29,228,059  $(2,441,330)     $26,786,729
                                    =========== ============      ===========


                 See accompanying notes to unaudited pro forma
                             financial statements.







                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                     NINE MONTHS ENDED SEPTEMBER 30, 1996



                                                     Pro Forma
                                       Historical   Adjustments    Pro Forma
                                       ----------  -------------   ---------

Revenues:
  Rental income from operating
    leases                             $ 525,787    $  29,055 (1)   $ 554,842
  Earned income from direct
    financing leases (2)                  80,337                       80,337
  Interest                               175,046      (17,562)(3)     157,484
  Other income                             9,552                        9,552
                                       ---------    ---------       ---------
                                         790,722       11,493         802,215
                                       ---------    ---------       ---------

Expenses:
  General operating and admini-
    strative                             107,897                      107,897
  Professional services                   11,631                       11,631
  Management fees to related
    party                                  6,158          348 (4)       6,506
  Depreciation and amortization           90,859        4,661 (5)      95,520
                                       ---------    ---------       ---------
                                         216,545        5,009         221,554
                                       ---------    ---------       ---------

Income Before Equity in Earnings
  of Joint Venture                       574,177        6,484         580,661

Equity in Earnings of Joint Venture           -         5,757 (6)       5,757
                                       ---------    ---------       ---------

Net Income                             $ 574,177    $  12,241       $ 586,418
                                       =========    =========       =========


Net Income Per Limited Partner Unit    $    0.33                    $    0.34
                                       =========                    =========


Weighted Average Number of Units
  Outstanding                          1,748,248                    1,748,248
                                       =========                    =========


                 See accompanying notes to unaudited pro forma
                             financial statements.











                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                     FEBRUARY 10, 1995 (DATE OF INCEPTION)
                           THROUGH DECEMBER 31, 1995



                                                    Pro Forma
                                       Historical  Adjustments      Pro Forma
                                       ----------  -----------      ---------

Revenues:
  Rental income from
    operating leases                   $      -     $   20,367 (1)  $  20,367
  Interest income                         12,153        (5,491)(3)      6,662
                                       ---------    ----------      ---------
                                          12,153        14,876         27,029
                                       ---------    ----------      ---------

Expenses:
  General operating and
    administrative                         3,360                        3,360
  Professional services                      133                          133
  Management fees to related party            -            163 (4)        163
  Depreciation and amortization              309         3,306 (5)      3,615
                                       ---------    ----------      ---------
                                           3,802         3,469          7,271
                                       ---------    ----------      ---------

Net Income                             $   8,351    $   11,407      $  19,758
                                       =========    ==========      =========


Net Income Per Limited
  Partner Unit (7)                     $     .02                    $    0.06
                                       =========                    =========


Weighted Average Number of
  Units Outstanding (7)                  340,780                      340,780
                                       =========                    =========


                 See accompanying notes to unaudited pro forma
                             financial statements.







                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 AND
               THE PERIOD FEBRUARY 10, 1995 (DATE OF INCEPTION)
                           THROUGH DECEMBER 31, 1995


Pro Forma Balance Sheet:
-----------------------

(a) Represents gross proceeds of $96,325 from the sale of 9,632 Units during the period October 1, 1996 through December 11, 1996, and $5,931,545 of cash and cash equivalents at September 30, 1996, used (i) to acquire three properties for $3,176,711, (ii) to fund estimated construction costs of $2,797,810 ($2,488,641 of which was accrued as construction costs payable at September 30, 1996) relating to the two properties under construction at September 30, 1996, (iii) to pay acquisition fees and other costs of $44,355 ($40,020 of which was accrued as due to related parties at September 30, 1996) and reclassify from other assets $184,658 of acquisition fees and other costs previously incurred relating to the acquired properties, and (iv) to pay selling commissions and offering expenses (syndication costs) of $8,994 ($325 of which was accrued as due to related parties at September 30, 1996), which have been netted against partners' capital.

      The pro forma adjustments to land and buildings on operating leases and net investment in direct financing leases as a result of the above transactions were as follows:

                                    Estimated
                                 purchase price
                                (including con-
                                 struction and      Acquisition
                                 closing costs)         fees
                                 and additional      allocated
                               construction costs   to property     Total
                               ------------------   -----------   ----------

         Arby's in
           Plainfield, IN          $  806,719        $   43,738   $  850,457
         Burger King in
           Lyons, IL                1,468,236            79,603    1,547,839
         Boston Market in
           Long Beach, CA             901,756            48,890      950,646
         Two properties under
           construction at
           September 30, 1996         309,169            16,762      325,931
                                   ----------        ----------   ----------

                                   $3,485,880        $  188,993   $3,674,873
                                   ==========        ==========   ==========

         Pro forma adjustment
           classified as
           follows:
             Land and buildings
               on operating
               leases                                             $3,298,325
             Net investment in
               direct financing
               leases                                                376,548
                                                                  ----------

                                                                  $3,674,873
                                                                  ==========

(b) Represents the use of $190,493 of CNL XVII's net offering proceeds to acquire an approximate 20 percent interest in the Boston Market property in Fayetteville, NC, as tenants-in-common with an affiliate of the general partners. CNL XVII accounts for its investment in this property using the equity method since the partnership shares control with an affiliate, and amounts relating to this investment are classified as an investment in joint venture.

      The pro forma adjustments to investment in joint venture and other assets as a result of the above transaction were as follows:

            Investment in joint venture:
              Acquisition of approximate
                20 percent interest in the
                Boston Market property in
                Fayetteville, NC                                $190,493
              Reclassification from other
                assets for the allocation
                of acquisition fees and
                other costs previously
                incurred relating to the
                acquired property                                 10,328
                                                                --------

                                                                $200,821
                                                                ========

(c) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings on operating leases. The categorization of the leases has no effect on cash flows received. The building portion of four properties has been classified as direct financing leases.

Pro Forma Statements of Income:
------------------------------

(1) Represents rental income from operating leases for the two wholly owned properties acquired during the period November 4, 1995 (the date CNL XVII began operations) through December 11, 1996, which had a previous rental history prior to the acquisition of the property by CNL XVII (the "Pro Forma Properties"), for the period commencing (A) the later of (i) the date the Pro Forma Properties became operational as rental properties by the previous owner or (ii) November 4, 1995 (the date CNL XVII became operational), to (B) the earlier of (i) the date the Pro Forma Properties were acquired by CNL XVII or (ii) the end of the pro forma period presented. The Pro Forma Properties were acquired from affiliates who had purchased and temporarily held title to the properties in order to facilitate their acquisition by CNL XVII. The noncancellable leases for the Pro Forma Properties in place during the period the affiliates owned the Pro Forma Properties were assigned to CNL XVII at the time CNL XVII acquired the properties. The following presents the actual dates the Pro Forma Properties were acquired by CNL XVII, as compared to the dates the Pro Forma Properties were treated as placed in service for purposes of the Pro Forma Statements of Income.

                                           Date Placed        Pro Forma
                                           in Service        Date Placed
                                           by CNL XVII        in Service
                                           -----------       ------------

            Denny's in Kentwood, MI      March 19, 1996   November 4, 1995
            Boston Market in Long
              Beach, CA                 December 5, 1996    June 14, 1996

      In accordance with generally accepted accounting principles, lease revenue from leases accounted for under the operating method is recognized over the term of the lease. For operating leases providing escalating guaranteed minimum rents, income is reported on a straight-line basis over the terms of the leases. For leases accounted for as direct financing leases, future minimum lease payments are recorded as a receivable. The difference between the receivable and the estimated residual values less the cost of the properties is recorded as unearned income. Accordingly, pro forma rental income from the operating leases and earned income from direct financing leases does not necessarily represent cash rental payments that would have been received if the properties had been operational for the full pro forma period.

      The leases relating to the Pro Forma Properties provide for the payment of percentage rent in addition to base rental income. However, due to the fact that no percentage rent was due under the leases for the Pro Forma Properties during the portion of 1996 and 1995 that the previous owners held the properties, no pro forma adjustments were made for percentage rental income.

(2) See Note (c) under "Pro Forma Balance Sheet" above for a description of direct financing leases.

(3) Represents adjustment to interest income due to the decrease in the amount of cash available for investment in interest bearing accounts during the period commencing (A) on the later of (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) November 4, 1995 (the date CNL XVII became operational), through (B) the earlier of (i) the date the Pro Forma Property was acquired by CNL XVII or (ii) the end of the pro forma period presented, as described in Note (1) above. The estimated pro forma adjustment is based upon the fact that interest income on interest bearing accounts was earned at a rate of approximately four percent per annum by CNL XVII during the nine months ended September 30, 1996 and the period February 10, 1995 (date of inception) through December 31, 1995.

(4) Represents incremental increase in management fees relating to the Pro Forma Properties for the period commencing (A) on the later of (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) November 4, 1995 (the date CNL XVII became operational), through (B) the earlier of (i) the date the Pro Forma Property was acquired by CNL XVII or (ii) the end of the pro forma period presented, as described in Note (1) above. Management fees are equal to one percent of the gross revenues (excluding noncash lease accounting adjustments) that CNL XVII earns from its properties.

(5) Represents incremental increase in depreciation expense of the building portion of the Pro Forma Properties accounted for as operating leases using the straight-line method over an estimated useful life of 30 years.

(6) Represents CNL XVII's approximate 20 percent interest in rental income from an operating lease, net of depreciation expense, for the one property acquired as tenants-in-common with an affiliate of the general partners, during the period November 4, 1995 (the date CNL XVII began operations) through December 11, 1996, which had a previous rental history prior to the acquisition of the property by CNL XVII and an affiliate of the general partners as tenants-in-common (the "Pro Forma TIC Property"), for the period commencing (A) the later of (i) the date the Pro Forma TIC Property became operational as a rental property by the previous owner or (ii) November 4, 1995 (the date CNL XVII became operational), to (B) the earlier of (i) the date the Pro Forma TIC Property was acquired by CNL XVII and an affiliate of the general partners as tenants-in-common or (ii) the end of the pro forma period presented. The Pro Forma TIC Property was acquired from an affiliate who had purchased and temporarily held title to the property in order to facilitate its acquisition by CNL XVII and an affiliate of the general partners as tenants-in-common. The noncancellable lease for the Pro Forma TIC Property in place during the period the affiliate owned the Pro Forma TIC Property was assigned to CNL XVII and an affiliate of the general partners as tenants-in-common at the time CNL XVII and the affiliate of the general partners acquired the property as tenants-in-common. The following presents the actual date the Pro Forma TIC Property was acquired by CNL XVII and the affiliate of the general partners, as compared to the date the Pro Forma TIC Property was treated as placed in service for purposes of the Pro Forma Statements of Income.

                                           Date Placed        Pro Forma
                                           in Service        Date Placed
                                           by CNL XVII        in Service
                                           -----------       ------------

            Boston Market in
              Fayetteville, NC           October 4, 1996     June 7, 1996

(7) Historical net income per limited partner unit was calculated based upon the weighted average number of limited partner units outstanding during the nine months ended September 30, 1996, and during the period CNL XVII was operational, November 4, 1995 (the date following when CNL XVII received the minimum offering proceeds and funds were released from escrow) through December 31, 1995.

      As a result of one of the Pro Forma Properties being treated in the Pro Forma Statement of Income for the period February 10, 1995 (date of inception) through December 31, 1995, as placed in service on November 4, 1995 (the date CNL XVII became operational), CNL XVII assumed approximately 86,400 units of limited partnership interest were sold, and the net offering proceeds were available for investment, as of such date. Due to the fact that CNL XVII had actually sold in excess of 150,000 units as of November 4, 1995, the weighted average number of limited partner units outstanding for the pro forma period was not adjusted. Therefore, pro forma net income per limited partner unit was calculated based upon the weighted average number of limited partner units outstanding during the period CNL XVII was operational, November 4, 1995 through December 31, 1995.



ITEM 8.     CHANGE IN FISCAL YEAR.

            Not applicable.





                                   EXHIBITS

                                     None.






                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                    CNL INCOME FUND XVII, LTD.


Dated:  December 19, 1996           By:   /s/ Robert A. Bourne
                                          ---------------------------------
                                          ROBERT A. BOURNE, General Partner